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                                                                    EXHIBIT 10.6


                                  POZEN INC.

                           INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (the "Agreement") is entered into as of July 28, 1999, by and among, POZEN Inc., a Delaware corporation (the "Company"), the holders of the Company's Series D Preferred Stock listed on Exhibit A attached
                                                            ---------
hereto (the "Investors"), and those persons listed on Exhibit B attached hereto
                                                      ---------
(each individually a "Common Holder" and, collectively, the "Common Holders").

     WHEREAS, in connection with the issuance and sale of shares of Company's Series D Preferred Stock (the "Series D Stock") to the Investors pursuant to that certain Series D Preferred Stock Purchase Agreement, dated as of the date hereof, by and between the Company and the Investors (the "Series D Agreement"), the Company desires to provide the Investors certain rights with respect to registration of the shares of stock held by them and certain other rights with respect to such shares as an inducement to the Investors to purchase shares of the Series D Stock;

     NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the Company, the Investors and the Common Holders hereby agree as follows.

                                  Section 1.

                           RESTRICTIONS ON TRANSFER
                           ------------------------

     1.1  Restrictive Legend.  Each certificate representing (i) the Series D
          ------------------
Stock, (ii) the Common Stock of the Company (the "Common Stock") issued upon conversion of the Series D Stock, and (iii) any other securities issued in respect of the Series D Stock or Common Stock issued upon conversion of the Series D Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.2 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws).

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. COPIES OF THE STOCK PURCHASE AGREEMENT AND INVESTOR RIGHTS AGREEMENT

     PROVIDING FOR RESTRICTIONS ON TRANSFER OF THESE SECURITIES MAY BE OBTAINED UPON WRITTEN REQUEST BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION."

     Each Holder (as defined below) consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Series D Stock or the Common Stock in order to implement the restrictions on transfer established in this Section 1. Such legend shall be removed by the Company from any certificate at such time as the holder of the shares represented by the certificate satisfies the requirements of Rule 144(k) under the Securities Act of 1933, as amended (the "1933 Act"), provided that Rule 144(k) as then in effect does not differ substantially from Rule 144(k) as in effect as of the date of this Agreement, and provided further that the Company has received from the Holder a written representation that (i) such Holder is not an affiliate of the Company and has not been an affiliate during the preceding three months,
(ii) such Holder has beneficially owned the shares represented by the certificate for a period of at least two years, (iii) such Holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares, and (iv) such Holder will submit the certificate for any such shares to the Company for reapplication of the legend at such time as the holder becomes an affiliate of the Company or otherwise ceases to satisfy the requirements of Rule 144(k) as then in effect.

     1.2  Notice of Proposed Transfers.  The holder of each certificate
          ----------------------------
representing Registrable Securities (as defined below) by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.2. Prior to any proposed sale, assignment, transfer or pledge of any Registrable Securities, unless there is in effect a registration statement under the 1933 Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the 1933 Act or (ii) a "no action" letter from the SEC to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission (the "SEC") that action be taken with respect thereto, whereupon the holder of such Registrable Securities shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144, or (b) in any transaction in which an Investor that is a partnership, limited liability company or corporation distributes Series D Stock or Common Stock issuable upon conversion thereof after six months after the purchase of such securities hereunder solely to partners, members or stockholders (as the case may be) thereof for no consideration, provided that each transferee agrees in writing to be subject to the terms of this Section 1.2. Each certificate evidencing the Registrable Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.1 above, except that such certificate shall not

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bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provisions of the 1933 Act.

                                  Section 2.

                              REGISTRATION RIGHTS
                              -------------------

     The Company hereby grants to each of the Holders (as defined below) the registration rights set forth in this Section 2, with respect to the Registrable Securities (as defined below) owned by such Holders. The Company and the Holders agree that the registration rights provided herein set forth the sole and entire agreement, and supersede any prior agreement, between the Company and the Holders with respect to registration rights for the Company's securities.

     2.1  Certain Definitions.  As used in this Section 2:
          -------------------

          (a) The terms "register," "registered" and "registration" refer to a registration effected by filing with the SEC a registration statement (the "Registration Statement") in compliance with the 1933 Act, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

          (b) The term "Registrable Securities" means (i) Common Stock issued or issuable upon conversion of the shares of Series D Stock held by Investors or any transferee as permitted by Section 2.8 hereof, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and (C) the registration rights associated with such securities have not been terminated pursuant to Section 2.16 hereof.

          (c) The term "Holder" (collectively, "Holders") means each Investor and any transferee, as permitted by Section 2.8 hereof, holding Registrable Securities, securities exercisable or convertible into Registrable Securities or securities exercisable for securities convertible into Registrable Securities.

          (d) The term "Initiating Holders" means any Holder or Holders of at least fifty percent (50%) of the Registrable Securities then outstanding and not registered at the time of any request for registration made pursuant to Section
2.2 of this Agreement.

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     2.2  Demand Registration.
          -------------------

          (a)  Demand for Registration. If the Company shall receive from
               -----------------------
Initiating Holders a written demand that the Company effect any registration (a "Demand Registration") of at least 25% of the Registrable Securities (other than a registration on Form S-3 or any related form of registration statement, such a request being provided for under Section 2.9 hereof) having an aggregate offering amount, net of underwriting discounts and commissions, in excess of $10,000,000, the Company will:

               (i) promptly (but in any event within 10 days) give written notice of the proposed registration to all other Holders; and

               (ii) use its best efforts to effect such registration as soon as practicable and as will permit or facilitate the sale and distribution of all or such portion of such Initiating Holders' Registrable Securities as are specified in such demand, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such demand as are specified in a written demand received by the Company within 15 days after such written notice is given, provided that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2.2:

                    (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act;

                    (B) after the Company has effected one (1) such registration pursuant to this Section 2.2 and the sales of the shares of Common Stock under such registration have closed;

                    (C) if the Company shall furnish to such Holders a certificate signed by the President of the Company, stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed at the date filing would be required, in which case the Company shall have an additional period or periods of not more than 90 days within which to file such Registration Statement; provided, however, that the Company shall not use this right to delay the filing for more than 180 days in the aggregate in any 12-month period; or

                    (D) prior to the earlier of (1) the second anniversary of the date of this Agreement or (2) the date 180 days after the effective date of the initial public offering of the Company's securities.

               (b)  Underwriting.  If reasonably required to maintain an orderly
                    ------------
market in the Common Stock, the Holders shall distribute the Registrable Securities covered by their demand by means of an underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this Section 2.2, including the identity of

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the managing underwriter; and the Company shall include such information in the written notice referred to in Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

     The Company shall, together with all holders of capital stock of the Company proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by a majority-in-interest of the Initiating Holders and reasonably satisfactory to the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter shall advise the Company that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated pro rata among such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the Registration Statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

     If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration.

     If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other stockholders) in such registration if the underwriter so agrees and if the number of Registrable Securities would not thereby be limited.

     2.3  Piggyback Registration.
          ----------------------

          (a)  Company Registration.  If at any time or from time to time the
               --------------------
Company shall determine to register any of its securities, either for its own account or for the account of security holders, other than a registration relating solely to employee benefit plans, a registration on Form S-4 relating solely to an SEC Rule 145 transaction or a registration pursuant to Section 2.2 or 2.9 hereof, the Company will:

               (i) promptly (but in any event within 10 days) give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 2.3(b) below.

     Such Registrable Securities shall only be included to the extent that inclusion will not diminish the number of securities included by the Company.

          (b)  Underwriting.  If the registration of which the Company gives
               ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

     All Holders proposing to distribute their Registrable Securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this Section
2.3. The Company shall so advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated in the following manner: shares, other than Registrable Securities and other securities that have contractual rights with respect to registration similar to those provided for in this Section 2.3, requested to be included in such registration by stockholders shall be excluded, and if a limitation on the number of shares is still required, the number of Registrable Securities and other securities that have contractual rights with respect to registration that may be included shall be allocated among the holders thereof in proportion, as nearly as practicable, to the amounts of Registrable Securities and such other securities with such contractual rights held by each such holder at the time of filing the Registration Statement. For purposes of any such underwriter cutback, all Registrable Securities and other securities held by any holder that is a partnership, limited liability company or corporation shall also include any Registrable Securities held by the partners, retired partners, members, stockholders or affiliated entities of such holder, or the estates and family members of any such partners, retired partners, members and any trusts for the benefit of any of the foregoing persons, and such holder and other persons shall be deemed to be a single "selling holder," and any pro rata reduction with respect to such "selling holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling holder", as defined in this sentence. No securities excluded from the underwriting by reason of the underwriters marketing limitation shall be included in such registration. Nothing in this Section 2.3(b) is intended to diminish the number of securities to be included by the Company in the underwriting.

     If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

          (c)  Right to Terminate Registration. The Company shall have the right
               -------------------------------
to

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terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     2.4  Expenses of Registration.  All expenses incurred in connection with
          ------------------------
all registration effected pursuant to Sections 2.2, 2.3 and 2.9, including without limitation all registration, filing and qualification fees (including state securities law fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration shall be borne by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters' discounts or selling commissions relating to Registrable Securities; and provided, further, that the Company shall not be required to pay for any expenses of any registration pursuant to Section 2.9 after the Company has effected two (2) registrations pursuant to Section 2.9 or any registration pursuant to Section 2.2 after the Company has effected one (1) registration pursuant to Section 2.2, in which event the Holders of Registrable Securities to be registered shall bear all such expenses pro rata on the basis of Registrable Securities to be registered. Notwithstanding anything to the contrary above, the Company shall not be required to pay for any expenses of any registration proceeding under Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to have been registered, in which event the Holders of Registrable Securities to have been registered shall bear all such expenses pro rata on the basis of the Registrable Securities to have been registered. Notwithstanding the preceding sentence, however, if at the time of the withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of said expenses and shall retain their rights pursuant to Section 2.2.

     2.5  Obligations of the Company.  Whenever required under this Section 2 to
          --------------------------
effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its diligent efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for the lesser of 180 days or until the Holder or Holders have completed the distribution relating thereto provided however that the Company shall have the right to terminate such Registration Statement, or to place a stop-transfer order with respect to the shares for which registration has been requested thereunder, upon notice to the participating Holders to the extent necessary, in the sole discretion of the Company upon the advice of counsel, to avoid any requirement that the Company disclose material, nonpublic information, the disclosure of which would be seriously detrimental to the Company and its stockholders.

          (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the

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provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

          (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) use its diligent efforts to register or otherwise qualify the securities covered by such Registration Statement under such other securities laws of such states and other jurisdictions as shall be reasonably requested by the Holders or the managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) use its diligent efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock is then listed.

          (h) make available for inspection by each Holder including Registrable Securities in such registration, any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement.

          (i) cooperate with Holders including Registrable Securities in such registration and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing underwriters may request at least two business days prior to any sale of Registrable Securities.

          (j) permit any Holder, which Holder, in the sole and exclusive judgment, exercised in good faith, of such Holder, might be deemed to be a controlling person of the

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Company, to participate in good faith in the preparation of such Registration
Statement and to require the insertion therein of material, furnished to the Company in writing, that in the reasonable judgment of such Holder and its counsel should be included.

     2.6  Indemnification.
          ---------------

          (a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities, each of such Holder's officers, directors, managers, partners, members and agents, and each person controlling such Holder, with respect to any registration, qualification or compliance effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, or (iii) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on behalf of the Holders of such Registrable Securities (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, each such Holder, each such underwriter and each such director, manager, officer, partner, member, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, and if Registrable Securities held by or issuable to such Holder are included in such registration, qualification or compliance pursuant to this Section 2, does hereby undertake to indemnify and hold harmless the Company, each of its directors and officers, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company's securities covered by such a Registration Statement, and each other Holder, each of such other Holder's officers, directors, managers, partners, members and agents and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any failure of such Holder or its agents or representatives to comply with the prospectus delivery requirements of the 1933 Act or any other applicable securities or Blue Sky law, or (ii) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, the Company, each such underwriter, each such other Holder, and each such director, officer, manager, partner, member and controlling person of the foregoing, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the liability of each Holder hereunder (unless such Holder's liability hereunder is based upon such Holder's willful misconduct as determined by the nonappealable final decision of a court) shall be limited to the proportion of any such claim, loss, damage or liability that is equal to the proportion that the public offering price of the shares sold by such Holder under such Registration Statement bears to the total public offering price of all securities sold thereunder, but in any event not to exceed the net proceeds received by such Holder from the sale of securities under such Registration Statement. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this subsection 2.6(b).

          (c) Each party entitled to indemnification under this Section 2.6 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that includes as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability with respect to such claim or litigation.

          (d) In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.6; then, and in each such case, the Company and such Holder will contribute to the aggregate claims, losses, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of the securities offered by such Holder pursuant to the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company will be responsible for the remaining portion (without prejudice as to the Company's right to contributions from any other responsible parties); provided, however, that, in any case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all securities offered by it pursuant to such Registration Statement, after deduction of underwriting discounts and commissions (unless such Holder's liability hereunder is based upon such Holder's willful misconduct as determined by the nonappealable final decision of a court); and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the 1933
Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          (e) The indemnities provided in this Section 2.6 shall survive the transfer of any Registrable Securities by such Holder.

     2.7  Information by Holder.  The Holder or Holders of Registrable
          ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

     2.8  Transfer of Rights.  The rights contained in Section 2 hereof may be
          ------------------
assigned or otherwise conveyed to transferees or assignees of Registrable Securities, who shall be considered a `"Holder" for purposes hereof, provided that such transfer is effected in compliance with Section 1.2 hereof and such transfer is a "Permitted Transfer" as defined herein.

     (b) For purposes of this Agreement, a "Permitted Transfer" shall mean: (i) a transaction not involving a change in beneficial ownership; (ii) transactions involving distribution without consideration by a stockholder that is a partnership, limited liability company or corporation to any of its partners, members or stockholders (as the case may be), retired partners, members or stockholders, or to the estate of any of its partners, members or stockholders; (iii) transaction involving distribution without consideration by a stockholder that is a corporation to any of its stockholders; (iv) transfers by any stockholder who is an individual to a trust for the benefit of such stockholder or his family; (v) a transfer in which the transferee acquires at least 50,000 shares of Registrable Securities, subject to adjustments for combinations, consolidations, recapitalizations, stock splits, stock dividends and the like; or (vi) transfers by gift, will or intestate succession to the spouse, lineal descendants or ancestors of any stockholder or spouse of a stockholder.

     2.9  Form S-3.  The Company shall use its diligent efforts to qualify for
          --------
registration on Form S-3 and to that end the Company shall register the Common Stock under the 1934 Act within 12 months following the effective date of the first registration of any securities of the Company on Form S-1. After the Company has qualified for the use of Form S-3 and the lapse of one year from the closing of the Company's initial public offering, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 thereafter under this Section 2.9. The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.9 and shall provide a reasonable opportunity for other Holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts to effect as soon as practicable the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition; provided, however, that the Company shall not be obligated to effect any such registration (A) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $2,000,000 or (B) at any time when the Company has effected two (2) registrations pursuant to this Section 2.9. Notwithstanding the foregoing, nothing herein shall restrict, prohibit or limit in any way a Holder's ability to exercise its registration rights under Sections 2.2 or 2.3 hereof. The Company shall have no obligation to take any action to effect any registration pursuant to this Section 2.9 for any of the reasons set forth in Section 2.2(a)(ii)(A), (B), (C) or (D), (which shall be deemed to apply to the obligations under this Section 2.9 with equal force). In addition, any registration pursuant to this Section 2.9 shall be subject to the provisions of
Section 2.2(b), which shall be deemed to apply to the obligations under this
Section 2.9 with equal force, except that any reference therein to Section 2.2 or a subsection thereof shall, for these purposes only, be deemed to be a reference to this Section 2.9.

     2.10 Delay of Registration.  No Holder shall have any right to obtain or
          ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     2.11 Limitations on Subsequent Registration Rights.  From and after the
          ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding and not registered, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to (i) require the Company to effect a registration or
(ii)
include any securities in any registration filed under Section 2.2, 2.3 or 2.9 hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities that are included in such registration.

     2.12 Rule 144 Reporting.  With a view to making available to the Holders
          ------------------
the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its diligent efforts to:

          (a) Make and keep current public information available, within the meaning of SEC Rule 144 or any similar or analogous rule promulgated under the 1933 Act, at all times after it has become subject to the reporting requirements of the 1934 Act;

          (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and 1934 Act (after it has become subject to such reporting requirements);

          (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

     2.13 "Market Stand-Off" Agreement.  Each Holder that is a "One Percent
           ---------------------------
Stockholder," as defined below, hereby agrees that during a period, not to exceed 180 days, following the effective date of the initial, effective registration statement of the Company filed under the 1933 Act, it shall not, to the extent requested by the Company and any underwriter, sell, pledge, transfer, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock held by it at any time during such period except Common Stock included in such registration; provided, however, that all other "One Percent Stockholders" with registration rights (whether or not pursuant to this Agreement) and all officers and directors of the Company enter into similar agreements and such agreement shall be applicable only to the first such registration statement of the Company that covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering.

     For purposes of this Section 2.13, the term "One Percent Stockholder" shall mean a stockholder of the Company who holds at least one percent of the outstanding Common Stock of the Company (assuming conversion of all outstanding Series D Stock of the Company).

     In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     2.14  Amendment of Registration Rights. Any provision of this Section 2 may
           ---------------------------------
be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding and not registered. Any amendment or wavier effected in accordance with this Section shall be binding upon each Holder, each future Holder of Registrable Securities and the Company.

     2.15  Inclusion of Stock Held by Common Holders.  In connection with any
           -----------------------------------------
registration effected pursuant to Section 2.3 hereof, the Common Holders shall be entitled to include in such registration (on the same terms and conditions as Holders selling their Registrable Securities in such registration) shares of Common Stock held by such Common Holders; provided that any limitation by the underwriter on the number of shares to be underwritten in connection with such registration shall first be applied to the shares so included by such Common Holders, as provided in Section 2.3(b), and provided further that each such Common Holder's right to include shares of Common Stock in a registration pursuant to this Section 2.15 is contingent upon such Common Holder's execution of an indemnification and hold harmless agreement substantially in accordance with Section 2.6(b) and an agreement to be bound by all other applicable restrictions contained in this Section 2.

     2.16  Termination of Rights.  The rights of any particular Holder to cause
           ---------------------
the Company to register securities under Section 2.2, 2.3 or 2.9 hereof shall terminate as to any Holder on the earlier of (a) the date such Holder is able to dispose of all of its Registrable Securities in any 90-day period pursuant to SEC Rule 144 (or any similar or analogous rule promulgated under the 1933 Act), or (b) the fifth anniversary of the closing of the Company's initial public offering of stock.

                                  Section 3.

                               COMPANY COVENANTS
                               -----------------

The Company hereby covenants and agrees as follows:

     3.1  Financial Information.
          ---------------------

          (a) So long as any Investor or any subsidiary, affiliate or partner of such Investor shall own at least 50,000 shares of Investor Stock or any shares of Common Stock issued upon conversion thereof, subject to adjustment for combinations, consolidations, recapitalizations, stock splits, stock dividends and the like, the Company will furnish each Holder, subject to Section 3.1(b) below, the following reports:

               (i) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, (1) audited consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and audited consolidated statements of income and losses, stockholders' equity and cash flows of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, if any, all in reasonable detail and accompanied by a report and opinion thereon by independent auditors selected by the Company's Board of Directors; and (2) a copy of such auditors' management letter prepared in connection therewith, if any, (as soon as such management letter is available, which may be greater than the aforesaid 90-day period);

               (ii) As soon as practicable after the end of each of the first three quarters of the fiscal year, but in any event within 45 days after the end of each such quarter, the unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and its unaudited consolidated statements of income and losses, stockholders' equity and cash flows for such quarter, setting forth in each case in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles, except that such financial statements may not contain notes and will be subject to year-end adjustment, and certified by the principal financial or accounting officer of the Company. Such quarterly report shall include a narrative, summary description of the Company's operations for such quarter, indicating whether the Company is materially in compliance with this Agreement and other material agreements and discussing any material variances from the Company's operating plan; and

               (iii) With reasonable promptness, such other information respecting the business, properties or the condition or operations, financial or other, of the Company or any subsidiary as any Holder may from time to time reasonably request.

          (b) The Company shall not be obligated pursuant to this Section 3.1 to provide financial information to any person whom the Company reasonably believes is a competitor of the Company.

          (c) The rights granted pursuant to this Section 3.1 may not be assigned or otherwise conveyed by any Investor or by any subsequent transferee of any such rights without the written consent of the Company, which consent shall not be unreasonably withheld; provided that the Company may refuse such written consent if the proposed transferee is reasonably believed by the Company to be a competitor of the Company.

     3.2  Inspection.  The Company shall permit each Investor and each
          ----------
transferee in a Permitted Transfer (as defined in Section 2.8(b) hereof) (provided such transfer is effected in compliance with Section 1.2 hereof), its attorney or its other representative to visit and inspect the Company's properties, to examine the Company's books of account and other records, to make copies or extracts therefrom and to discuss the Company's affairs, finances and accounts with its officers, management, employees and independent auditors all at such reasonable times and as often as such Investor or transferee may reasonably request; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide trade secrets or confidential information or to provide information to any person whom the Company reasonably believes is a competitor of the Company; provided, further, that such Investor shall bear any costs or expenses of such investigations or inquiries.

     3.3  Additional Affirmative Covenants.  Without limiting any other covenant
          --------------------------------
or provision hereof, the Company covenants and agrees that, so long as at least 50,000 shares of Series D Stock remain outstanding, it will, and will cause each subsidiary (to the extent applicable thereto) of the Company, if and when such subsidiary exists, to:

          (a) Payment of Taxes.  Pay, and cause each subsidiary to pay, and
              ----------------
discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims that, if unpaid, might become a lien or charge upon any properties of the Company or any subsidiary, provided that neither the Company nor any subsidiary shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by appropriate proceedings if the Company or any subsidiary shall have set aside on its books sufficient reserves, if any, with respect thereto;

          (b) Payment of Trade Debt.  Pay, and cause each subsidiary to pay,
              ---------------------
when due, or in conformity with customary trade terms but not later than ninety
(90) days from the due date, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Company or its subsidiaries, except such as are being contested in good faith and by proper proceedings if the Company or subsidiary concerned shall have set aside on its books sufficient reserves, if any, with respect thereto;

          (c) Maintenance of Insurance.  Maintain, and cause each subsidiary to
              ------------------------
maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such subsidiary operates;

          (d) Preservation of Corporate Existence.  Preserve and maintain, and,
              -----------------------------------
unless the Company reasonably deems it not to be in its best interests, cause each subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties, except when the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries taken as a whole; provided that nothing in this Section 3.3(d) shall prohibit the Company or any of its subsidiaries from engaging in a corporate transaction in connection with the acquisition of another corporation or business entity by the Company or one or more of its wholly owned subsidiaries by merger, consolidation, share exchange, purchase of substantially all the assets or other reorganization whereby the stockholders of the Company immediately prior to the transaction own in the aggregate more than 50% of the voting power of the Company or other surviving entity after the transaction;

          (e) Intellectual Property.  Secure, preserve and maintain, and cause
              ---------------------
each subsidiary to secure, preserve and maintain, all licenses and other rights to use patents, processes, licenses, permits, trademarks, trade names, inventions, intellectual property rights or copyrights owned or used by it to the extent necessary to the conduct of its business or the business of any subsidiary;

          (f) Compliance with Laws.  Comply, and cause each subsidiary to
              --------------------
comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise;

          (g) Records and Books of Account.  Keep, and cause each subsidiary to
              ----------------------------
keep, adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and any subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, returns of merchandise, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made;

          (h) Maintenance of Properties.  Maintain and preserve, and cause each
              -------------------------
subsidiary to maintain and preserve, all of its properties and assets necessary for the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted;

          (i) Regulatory Compliance.  Comply, and cause each subsidiary to
              ---------------------
comply, with all minimum funding requirements applicable to any pension, employee benefit plans, or employee contribution plans that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or to the Internal Revenue Code of 1986, as amended (the "Code"), and comply, and cause each subsidiary to comply, in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan; provided further that neither the Company nor any subsidiary will permit any event or condition to exist that would permit any such plan to be terminated under circumstances that would cause any material lien provided for in section 4068 of ERISA to attach to the assets of the Company or any subsidiary;

          (j) Financings.  Promptly, fully and in detail, inform the Board of
              ----------
Directors of any discussions, offers or contracts relating to possible financings of any nature for the Company, whether initiated by the Company or any other person, except for arrangements with trade creditors in the ordinary course of business; and

          (k) Nature of Business.  Continue to conduct its business without
              ------------------
material change from the nature of the business as conducted or contemplated as of the date of this Agreement or enter into material transactions not in the ordinary course of business, except as approved by the Board of Directors.

     3.4  Expiration of Covenants.  The covenants set forth in this Section 3
          -----------------------
shall expire and be of no further force or effect upon the effectiveness of a Qualified Public Offering (as defined below). A "Qualified Public Offering" shall mean an effective registration statement for the sale of the Company's shares of Common Stock in a firm commitment underwritten public offering registered under the 1933 Act generating proceeds (before deducting underwriters' commissions and discounts) to the Company of $15,000,000 or more and the price per share to the public is not less than $10.00 per share, subject to adjustment for stock splits, stock dividends and the like (other that a registration relating solely to employee benefit plans or to a transaction under Rule 145 under the 1933 Act or any successor rule thereto). After such time, the Investors shall be entitled to receive such annual and quarterly reports as the Company shall distribute to its stockholders generally.

                                  Section 4.

                               VOTING AGREEMENT
                               ----------------

     4.1  Election of Directors.  The Board of Directors of the Company will,
          ---------------------
effective on the Series D Closing, consist of no less than three (3) and no more than seven (7) persons. Each time the stockholders of the Company meet, or act by written consent in lieu of meeting, for the purpose of electing the directors to serve on the Company's Board of Directors, each Common Holder and each Investor shall vote the shares of the Company's capital stock owned by it in order to cause the election of one designee of the holders of a majority of the shares of the Company's Series D Stock held by the Investors.

     4.2  Binding Effect of Voting Agreement.  The voting agreement set forth in
          ----------------------------------
this Section 4 shall be binding upon any transferee of shares of the Company's stock held by the Investors and Common Holders. Each such transferee shall execute documents assuming the obligations of the transferor under this Section 4 prior to the completion of such transfer.

     4.3  Legends.  Each certificate held by or now issued to the Investors or
          -------
the Common Holders, whether now outstanding or subsequently issued, shall be surrendered to the Company for endorsement or be endorsed by the Company prior to its issuance with substantially the following legend.

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT AMONG THE HOLDER OF THESE SECURITIES AND CERTAIN OTHER HOLDERS OF THE ISSUER'S SECURITIES. BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL OF THE PROVISIONS OF SUCH AGREEMENT. COPIES OF SUCH VOTING AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION."

     4.4  Termination of Voting Agreement.  The covenants set forth in this
          -------------------------------
Section 4 shall terminate upon the earliest of (a) the closing of a Qualified Public Offering (as defined in Section 3.4 hereof), (b) such time as the Company shall be subject to the reporting requirements arising under the 1934 Act, or any successor statute and any applicable rules promulgated thereunder by the SEC or (c) the date ten years from the date hereof.

                                  Section 5.

                                 MISCELLANEOUS
                                 -------------

     5.1  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
interpreted in accordance with the laws of the State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

     5.2  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     5.3  Entire Agreement.  This Agreement constitutes the full and entire
          ----------------
understanding and agreement among the parties with regard to the subjects hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     5.4  Severability.  Any invalidity, illegality or limitation of the
          ------------
enforceability with respect to any Holder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such person's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to any other Holder. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     5.5  Amendment and Waiver.  Except as otherwise expressly provided herein,
          --------------------
any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Investors, or their transferees holding at least a majority of the shares of Series D Stock, voting together as a single group (treated as if converted at the conversion rate then in effect and including, for such purposes shares of Common Stock into which any shares of Series D Stock shall have been converted that are held by a Holder); provided, however, that no such amendment or waiver shall reduce the aforesaid percentage of Series D Stock and Common Stock issued upon conversion thereof, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the holders of all of such Series D Stock and Common Stock; provided, further, that any amendment to Section 2.14 (or to Section 2.3 that would affect the rights under Section 2.14) shall also require the consent of the holders of at least a majority of the shares of Common Stock issued to, or issuable upon exercise of options held by, the Common Holders. Any amendment or waiver effected in accordance with this Section 5.5 shall be binding upon each Common Holder, each Investor and each transferee of the Registrable Securities. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the Investors and Common Holders who have not previously consented thereto in writing. Notwithstanding anything to the contrary in this Section 5.5, the Company shall be entitled to include additional purchasers of its Series D Stock pursuant to the Series D Agreement as parties to this Agreement, and to treat such purchasers as "Investors" and "Holders" hereunder, by amending Exhibit A attached hereto and providing such
                                 ---------
Exhibit A, as amended, to the other parties to this Agreement.
---------

     5.6  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to the Company, the Investors, or any transferees upon any breach, default or noncompliance of the Investors or any transferee or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Investors of any breach, default or noncompliance under this Agreement or any waiver on the Company's or the Investors' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and the Investors, shall be cumulative and not alternative.

     5.7  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon confirmed delivery by facsimile or telecopy, or on the fifth day (or the tenth day if to a party with an address outside of the United States) following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed: (a) if to the Company, at:

     POZEN Inc.
     6330 Quadrangle Drive, Suite 240
     Chapel Hill, North Carolina  27514
     Attention:  John E. Barnhardt
     Phone:  (919) 490-0012
     Fax:  (919) 490-5552

     With a copy to:

     Fred D. Hutchison, Esq.
     Hutchison & Mason PLLC
     4011 Westchase Boulevard, Suite 400
     Raleigh, North Carolina 27607
     Phone: (919) 829-9600
     Fax: (919) 829-9696

or at such other address as the Company shall have furnished to the Investors in writing, and

     (b) if to the Investors, at the addresses of such Investors specified on Exhibit A hereto, or at such other addresses as the Investors shall have
--------
furnished to the Company in writing.

     (c) if to a Holder other than the Investors, at such Holder's address as shall have been furnished to the Company in writing.

     5.8  Titles and Subtitles.  The titles of the sections and subsections of
          --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     5.9  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, this Investor Rights Agreement has been duly executed and delivered by the parties as of the date first above written.

                                    POZEN INC.

                                    By:   /s/ John R. Plachetka
                                          --------------------------------------
                                    Title:President and Chief Executive Officer
                                          --------------------------------------


                                    Investors

                                    MEDGROWTH S.A.

                                    By:/s/ Philipp Mekler
                                       -----------------------------------------
                                       Dr. Philipp Mekler

                                    By:/s/ Cyrill Zimmermann
                                       -----------------------------------------
                                       Dr. Cyrill Zimmermann


                                    Common Holders:

                                    /s/ John R. Plachetka
                                    --------------------------------------------
                                    John R. Plachetka


                                    /s/ Joseph J. Ruvane
                                    --------------------------------------------
                                    Joseph J. Ruvane, Jr.


                                    /s/ Peter J. Wise
                                    --------------------------------------------
                                    Peter J. Wise

                                   EXHIBIT A
                                   ---------
                             Schedule of Investors
                             ---------------------

MEDGROWTH S.A.

                                   EXHIBIT B
                                   ---------
                          Schedule of Common Holders
                          --------------------------

John R. Plachetka
Joseph J. Ruvane, Jr.
Peter J. Wise